Investments in Trading Securities	12 Months Ended
Jul. 31, 2025
Investments in Trading Securities [Abstract]
INVESTMENTS IN TRADING SECURITIES

NOTE 7 – INVESTMENTS IN TRADING SECURITIES

As of July 31, 2025 and 2024, the balance of investments in trading securities represented: (i) certain equity securities of listed companies purchased through various open market transactions by the Company during the relevant periods,. The investments are initially recorded at cost, and subsequently measured at fair value with the changes in fair value recorded in other income (expenses), net in the condensed consolidated statement of operations and comprehensive loss. These securities were sold during the fiscal year 2025 and the balance was $nil and $424,148 as of July 31, 2025 and 2024, respectively; and (ii) 7,850,000 ordinary shares of a listed company (“the Listed Company”) granted by a shareholder as capital contribution. The ordinary shares were granted on October 28, 2024 and were subject to 1933Act restrictions until March 2025. In April 2025, the Board of Directors of the Listed Company approved a reverse share split for its ordinary shares, at a ratio of 1-for-25, which came into effect on May 5, 2025. As a result, the 7,850,000 ordinary shares were consolidated into 314,000 ordinary shares. As of July 31, 2025, the fair value of the 314,000 ordinary shares was $116,557. The Company initially accounted for the share as “investment in trading securities” at fair value by reference to the prevailing market price on shares grant date, and subsequently measure the share awards at fair value.

For the years ended July 31, 2025, 2024 and 2023, the Company recognized a decrease in fair value of investments of $3,556,519 and $381,370 and an increase in fair value of $192,102, respectively, respectively.